
[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                             Groups 4 Silent 2nds

                       ARM and Fixed          $4,554,581

                                Detailed Report


Summary of Loans in Statistical Calculation Pool                                            Range
(As of Calculation Date)

Total Number of Loans                                           13
Total Outstanding Balance                               $4,554,581
Average Loan Balance                                      $350,352                   $40,244 to $464,000
WA Mortgage Rate                                            6.419%                    5.600% to 8.625%
Net WAC                                                     5.910%                    5.091% to 8.116%
ARM Characteristics
        WA Gross Margin                                     6.164%                    5.000% to 7.270%
        WA Months to First Roll                                22                          3 to 24
        WA First Periodic Cap                               1.478%                    1.000% to 1.500%
        WA Subsequent Periodic Cap                          1.478%                    1.000% to 1.500%
        WA Lifetime Cap                                    13.391%                   12.600% to 15.625%
        WA Lifetime Floor                                   6.391%                    5.600% to 8.625%
WA Original Term (months)                                      360                       360 to 360
WA Remaining Term (months)                                     356                       303 to 360
WA LTV                                                      79.91%                    70.00% to 80.00%
  Percentage of Pool with CLTV > 100%                        0.00%
  WA Effective LTV (Post MI)                                79.91%
  Second Liens w/100% CLTV                                   0.00%
WA FICO                                                        618

Secured by (% of pool) 1st Liens                           100.00%
                       2nd Liens                             0.00%
Prepayment Penalty at Loan Orig (% of all loans)            92.01%



   Top 5 States:      Top 5 Prop:    Doc Types:     Purpose Codes      Occ Codes     Grades      Orig PP Term
   -------------      -----------    ----------     -------------      ---------     ------      ------------
CA        66.95%  SFR     67.04%  FULL    100.00  PUR       63.82%  OO     100.00  A   100.00  0        7.99%
PA         8.37%  PUD     32.96%                  RCO       36.18%                             12       7.90%
MD         7.99%                                                                               24      78.74%
WA         7.90%                                                                               60       5.36%
NV         7.90%
=============================================================================================================



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in the communication and will be superseded by the information set forth in the final offering materials.


[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                             Groups 4 Silent 2nds

                       ARM and Fixed          $4,554,581

                                Detailed Report

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Program
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                                $203,966      1         4.48         $203,966        8.625     303.00     689     80.0
2/28 LIB6M                               $875,865      3        19.23         $291,955        6.768     356.88     631     79.5
2/28 LIB6M - IO - 24                   $3,114,750      8        68.39         $389,344        6.110     359.03     609     80.0
2/28 LIB6M - IO - 60                     $360,000      1         7.90         $360,000        7.000     359.00     616     80.0
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                                               Original Term
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
ARM 360                                $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                                         Range of Current Balance
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00                   $40,244      1         0.88          $40,244        8.625     303.00     610     70.0
$200,000.01 - $250,000.00                $203,966      1         4.48         $203,966        8.625     303.00     689     80.0
$350,000.01 - $400,000.00              $3,406,750      9        74.80         $378,528        6.296     359.00     609     80.0
$400,000.01 - $450,000.00                $439,621      1         9.65         $439,621        6.750     359.00     654     80.0
$450,000.01 - $500,000.00                $464,000      1        10.19         $464,000        5.850     360.00     615     80.0
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                                                   State
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
California                             $3,049,187      8        66.95         $381,148        6.373     355.41     617     80.0
Maryland                                 $364,000      1         7.99         $364,000        7.270     359.00     596     80.0
Nevada                                   $360,000      1         7.90         $360,000        7.000     359.00     616     80.0
Ohio                                      $40,244      1         0.88          $40,244        8.625     303.00     610     70.0
Pennsylvania                             $381,150      1         8.37         $381,150        5.600     359.00     627     80.0
Washington                               $360,000      1         7.90         $360,000        5.990     359.00     639     80.0
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                                           Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in the communication and will be superseded by the information set forth in the final offering materials.

                                 Page 2 of 6



[LOGO OMITTED] Countrywide(r)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                             Groups 4 Silent 2nds

                       ARM and Fixed          $4,554,581

                                Detailed Report

--------------------------------------------------------------------------------------------------------------------------------
                                                                            Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                             $40,244      1         0.88          $40,244         8.625    303.00     610     70.0
75.01 - 80.00                          $4,514,337     12        99.12         $376,195         6.400    356.58     618     80.0
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352         6.419    356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                              Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                          $1,973,150      5        43.32         $394,630        5.847     359.24     620     80.0
6.001 - 6.500                            $777,600      2        17.07         $388,800        6.234     358.51     588     80.0
6.501 - 7.000                          $1,195,621      3        26.25         $398,540        6.776     359.33     627     80.0
7.001 - 7.500                            $364,000      1         7.99         $364,000        7.270     359.00     596     80.0
8.501 - 9.000                            $244,210      2         5.36         $122,105        8.625     303.00     676     78.4
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13      100.00          $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                                                         Property Type
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
SFR                                    $3,053,431      9        67.04         $339,270        6.328     354.55     620     79.9
PUD                                    $1,501,150      4        32.96         $375,288        6.604     359.26     612     80.0
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                                                               Purpose
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
PUR                                    $2,906,960      9        63.82         $322,996        6.595     354.30     608     79.9
RCO                                    $1,647,621      4        36.18         $411,905        6.109     359.28     634     80.0
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                                                             Occupancy
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
OO                                     $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in the communication and will be superseded by the information set forth in the final offering materials.

                                 Page 3 of 6



[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                             Groups 4 Silent 2nds

                       ARM and Fixed          $4,554,581

                                Detailed Report


--------------------------------------------------------------------------------------------------------------------------------
                                                                Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
301 - 360                              $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                              Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
FULL                                   $4,554,581     13       100.00         $350,352        6.419    356.10      618     79.9
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419    356.10      618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                                       Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
681 - 700                                $203,966      1         4.48         $203,966        8.625    303.00      689     80.0
641 - 660                                $439,621      1         9.65         $439,621        6.750    359.00      654     80.0
621 - 640                              $1,125,150      3        24.70         $375,050        5.793    359.00      632     80.0
601 - 620                              $1,260,244      4        27.67         $315,061        6.503    357.89      613     79.7
581 - 600                              $1,128,000      3        24.77         $376,000        6.545    358.66      595     80.0
561 - 580                                $397,600      1         8.73         $397,600        6.075    359.00      580     80.0
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419    356.10      618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                                                    Grade
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
A                                      $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                               Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
0                                        $364,000      1         7.99         $364,000        7.270     359.00     596     80.0
12                                       $360,000      1         7.90         $360,000        7.000     359.00     616     80.0
24                                     $3,586,371      9        78.74         $398,486        6.125     359.13     616     80.0
60                                       $244,210      2         5.36         $122,105        8.625     303.00     676     78.4
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in the communication and will be superseded by the information set forth in the final offering materials.

                                 Page 4 of 6



[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                             Groups 4 Silent 2nds

                       ARM and Fixed          $4,554,581

                                Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Months to Roll
                                                                                               (Excludes 0 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                           WA             CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION               MTR             BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
0 - 6                       3             $244,210     2         5.36         $122,105        8.625     303.00     676     78.4
19 - 24                    23           $4,310,371     11       94.64         $391,852        6.294     359.11     614     80.0
--------------------------------------------------------------------------------------------------------------------------------
                                        $4,554,581     13      100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                         Range of Margin
                                                                                               (Excludes 0 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                              $40,244      1        0.88          $40,244        8.625     303.00     610     70.0
5.001 - 6.000                           $2,616,737      7       57.45         $373,820        6.215     354.81     631     80.0
6.001 - 7.000                           $1,533,600      4       33.67         $383,400        6.508     359.01     600     80.0
7.001 - 8.000                             $364,000      1        7.99         $364,000        7.270     359.00     596     80.0
--------------------------------------------------------------------------------------------------------------------------------
6.164                                   $4,554,581     13      100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                      Range of Maximum Rates
                                                                                               (Excludes 0 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                         $1,973,150      5       43.32         $394,630        5.847     359.24     620     80.0
13.001 - 13.500                           $777,600      2       17.07         $388,800        6.234     358.51     588     80.0
13.501 - 14.000                         $1,195,621      3       26.25         $398,540        6.776     359.33     627     80.0
14.001 - 14.500                           $364,000      1        7.99         $364,000        7.270     359.00     596     80.0
14.501 - 15.000                           $203,966      1        4.48         $203,966        8.625     303.00     689     80.0
15.501 - 16.000                            $40,244      1        0.88          $40,244        8.625     303.00     610     70.0
--------------------------------------------------------------------------------------------------------------------------------
13.391                                  $4,554,581     13      100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                    Initial Periodic Rate Cap
                                                                                              (Excludes 0 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
1.000                                     $203,966      1        4.48         $203,966        8.625     303.00     689     80.0
1.500                                   $4,350,615     12       95.52         $362,551        6.316     358.59     614     79.9
--------------------------------------------------------------------------------------------------------------------------------
                                        $4,554,581     13      100.00         $350,352        6.419     356.10     618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                   Subsequent Periodic Rate Cap
                                                                                               (Excludes 0 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
1.000                                     $203,966     1         4.48         $203,966        8.625     303.00     689     80.0

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in the communication and will be superseded by the information set forth in the final offering materials.

                                 Page 5 of 6



[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                             Groups 4 Silent 2nds

                       ARM and Fixed          $4,554,581

                                Detailed Report


--------------------------------------------------------------------------------------------------------------------------------
                                                   Subsequent Periodic Rate Cap
                                                                                               (Excludes 0 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
1.500                                   $4,350,615     12       95.52       $362,551         6.316      358.59     614     79.9
--------------------------------------------------------------------------------------------------------------------------------
                                        $4,554,581     13      100.00        $350,352         6.419      356.10    618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                                        Range of Lifetime Rate Floor
                                                                     (Excludes 0 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000                           $1,973,150      5       43.32           $394,630     5.847      359.24     620     80.0
6.001 - 7.000                           $1,973,221      5       43.32           $394,644     6.562      359.01     612     80.0
7.001 - 8.000                             $567,966      2       12.47           $283,983     7.757      338.89     629     80.0
8.001 - 9.000                              $40,244      1        0.88            $40,244     8.625      303.00     610     70.0
--------------------------------------------------------------------------------------------------------------------------------
                                        $4,554,581     13      100.00            $350,352     6.419      356.10    618     79.9
--------------------------------------------------------------------------------------------------------------------------------

                                                  Next Interest Adjustment Date
                                                                                               (Excludes 0 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC      TERM       FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
12/05                                     $244,210     2         5.36         $122,105        8.625      303.00    676     78.4
07/07                                     $380,000     1         8.34         $380,000        6.400      358.00    597     80.0
08/07                                   $3,070,371     8        67.41         $383,796        6.309      359.00    617     80.0
09/07                                     $860,000     2        18.88         $430,000        6.195      360.00    612     80.0
--------------------------------------------------------------------------------------------------------------------------------
                                        $4,554,581     13      100.00         $350,352        6.419      356.10    618     79.9
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in the communication and will be superseded by the information set forth in the final offering materials.

                                 Page 6 of 6
